                                   PAGES, INC.

                                 PROXY STATEMENT
                       For Annual Meeting of Stockholders
                          To be Held on August 31, 1995


                                     SUMMARY

      This Proxy Statement is furnished to Stockholders in connection with the solicitation of proxies by the Board of Directors of Pages, Inc. (the "Company") for use at its Annual Meeting of Stockholders to be held on August 31, 1995 at 10:00 A.M. at the Company's principal executive offices at 801 94th Avenue North, St. Petersburg, Florida 33702, as set forth in the accompanying Notice of Annual Meeting of Stockholders and at any adjournments thereof. This Proxy Statement and the accompanying form of proxy are first being mailed to Stockholders on or about July 19, 1995.

     The Annual Meeting has been called to consider and take action on the election of five Directors to serve on the Board of Directors of the Company for one year and until their successors have been duly elected and shall qualify.

      The close of business on July 6, 1995, has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof (the "Record Date"). The stock transfer books will not be closed.


                     SOLICITATION AND REVOCATION OF PROXIES

      This Proxy Statement is being furnished to Stockholders in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held at the time, place, and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and at any adjournments thereof.

      As of the Record Date, there were 4,890,961 of the Company's Common Stock, $.01 par value ("Common Stock") issued and outstanding, (exclusive of 298,713 shares held in treasury). As of the Record Date, all of the present directors and executive officers of the Company, a group of six persons, owned beneficially shares of Common Stock. The Company believes that such officers and directors intend to vote their shares of Common Stock for each of the nominees to be elected as Directors named in this Proxy Statement.

     To be elected, the nominees to be selected as Directors named in this Proxy Statement must receive a plurality of the votes cast by the Common Stock entitled to vote. With respect to voting on the election of directors, the presence in person or by proxy, of a majority of the issued and outstanding shares of Common Stock constitutes a quorum at the meeting.

      Proxies given by Stockholders for use at the meeting may be revoked at any time prior to the exercise of the powers conferred by giving notice of revocation to the Company in writing or at the meeting or by delivering to the Company a later appointment which supersedes the earlier one. Abstentions and broker non-votes will be counted only for the purpose of determining the existence of a quorum.

     ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED IN SUCH PROXIES. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE BOARD OF DIRECTORS WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE MEETING.

      The cost of soliciting proxies in the accompanying form will be borne by the Company. The Company may reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies.


                                  VOTING RIGHTS

      Stockholders of record at the close of business on the Record Date, are entitled to notice of and to vote at the Annual Meeting of Stockholders or any adjournments thereof. On the Record Date, the Company had 4,890,961 shares of Common Stock outstanding and entitled to vote on all matters properly brought before the meeting. Each Common Share of record as of the Record Date is entitled to one vote in all matters properly brought before the meeting.


                                 STOCK OWNERSHIP

      The shares of Common Stock constitute the only voting securities of the Company. The table below sets forth information, to the best of the Company's knowledge, with respect to the total number of shares of the Company's Common Stock beneficially owned by each named executive officer, Director, nominee for Director, beneficial owner of more than five percent of the Common Stock, and all Directors, including the nominees for Director, and executive officers as a group, as reported by such person, as of the Record Date. The table below also sets forth as to each holder the percent of the class represented by such Common Stock. The Company believes that each individual or entity named has sole investment and voting power with respect to the Common Stock indicated as beneficially owned by them, except as otherwise noted.

                                                   Amount and
                                                     Nature
                                                  of Beneficial     Percent of
                  Name and Address                  Ownership        Total(1)
                  ----------------                  ---------        --------
               S. Robert Davis                   1,276,572(2)         23.52%
               801 94th Avenue North
               St. Petersburg, Florida  33702

               Richard A. Stimmel                  822,459(3)         14.66%
               801 94th Avenue North
               St. Petersburg, Florida  33702

               Charles R. Davis                    641,348(4)         11.82%
               801 94th Avenue North
               St. Petersburg, Florida  33702

               American Home Building Corp         164,062(5)          3.35%
               Box 65
               Powell, Ohio  43065

               Carret and Company, Inc.            423,500             8.66%
               560 Lexington Avenue
               New York, New York  10022

               John C. Sontheimer                  127,516(6)          2.54%
               2527 Anderson Drive
               Clearwater, Florida  34621

               Richard B. Erven                          0(7)           *
               5 Air Speed Road
               Privy Industrial Park
               Christchurch, Dorset  BH234HD

               Juan F. Sotos, MD                    57,812(8)          1.18%
               4400 Squirrel Bend
               Columbus, Ohio  43220

               Robert J. Tierney                     2,760              *
               1905 Olentangy Blvd.
               Columbus, Ohio  43214

               All named executive officers and
               directors a group (8 persons)(9)  3,130,154            45.77%

*Less than 1%
____________________

(1) Based upon 4,890,961 shares of Common Stock outstanding as of the Record Date (exclusive of 298,713 shares held in treasury), plus, as to each person listed, that portion of the 1,947,304 unissued shares of Common Stock subject to outstanding options which may be exercised by such person within the next 60 days and, as to all named executive officers and directors as a group, unissued shares of Common Stock as to which the members of the group have the right to acquire beneficial ownership upon the exercise of stock options within the next 60 days.
(2) Includes 11,000 shares owned by Mr. Davis' wife as to which Mr. Davis disclaims beneficial ownership and includes 537,057 unissued shares of
     Common Stock as to which Mr. Davis has the right to acquire beneficial ownership upon the exercise of stock options within the next 60 days. Does not include shares of Common Stock owned by American Home Building Corporation as to which Mr. Davis could be deemed to have beneficial ownership. See note 5 below.
(3) Includes 717,607 unissued shares of Common Stock as to which Mr. Stimmel has the right to acquire beneficial ownership upon the exercise of stock options within the next 60 days. Does not include Common Stock owned by American Home Building Corporation as to which Mr. Stimmel could be deemed
     to have beneficial ownership.   See note 5 below.
(4) Includes 781 shares owned by Mr. Davis' wife and 3,874 shares owned by Mr. Davis' children as to which Mr. Davis disclaims beneficial ownership and includes 535,115 unissued shares of Common Stock as to which Mr. Davis has the right to acquire beneficial ownership upon the exercise of stock options within the next 60 days. Does not include shares of Common Stock owned by American Home Building Corporation as to which Mr. Davis could be deemed to have beneficial ownership. See note 5 below.
(5) American Home Building Corporation is a private corporation owned equally by S. Robert Davis, Richard A. Stimmel and Charles R. Davis. Therefore, 54,687 of the 164,062 shares owned by American Home Building Corporation could be attributed to each of Messrs. Davis, Davis, and Stimmel. Accordingly, S. Robert Davis could be deemed the beneficial owner of 1,331,259 shares of Common Stock, constituting 24.53.% of the class; and Richard A. Stimmel could be deemed the beneficial owner of 877,146 shares of Common Stock, constituting 15.64% of the class; and Charles R. Davis could be deemed the beneficial owner of 696,035 shares of Common Stock, constituting 12.83% of the class.
 (6) Mr. Sontheimer is no longer employed by the Company. Includes 127,400 unissued shares of Common Stock as to which Mr. Sontheimer has the right to acquire beneficial ownership with in the next 60 days upon the exercise of stock options.
(7)  Mr. Erven is no longer employed by the Company.
(8) Consists of shares of Common Stock held jointly by Dr. Sotos and his wife, as to which Dr. Sotos exercises shared voting and investment power.
(9) The number of shares of Common Stock beneficially owned by all named executive officers and directors as a group includes all shares of Common Stock listed in the foregoing table, plus 7,500 shares of Common Stock owned and 30,125 unissued shares of Common Stock as to which Randall J. Asmo, an officer of the Company, has the right to acquire beneficial ownership upon exercise of stock options within the next 60 days.

                        DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth certain information concerning the directors and executive officers of the Company.

        Name                       Age                     Position(1)
        ----                       ---                     ----------
S. Robert Davis (2)(3)             56   Chairman of the Board, Assistant Secretary, and
                                        Director
Richard A. Stimmel(4)              56   President, Treasurer, and Director; President of
                                        School Book Fairs, Inc.
Charles R. Davis(2)                33   Executive Vice President, Secretary, and Director;
                                        President of Clyde A. Short Company, Inc.
Randall J. Asmo                    30   Vice President
Juan F. Sotos, M.D.(3)(4)          67   Director
Robert J. Tierney (3)(4)           47   Director
___________________

(1)  All positions are those held with Pages, except as otherwise indicated.
(2)  S. Robert Davis and Charles R. Davis are father and son.
(3)  Member of the Audit Committee.
(4)  Member of the Executive Compensation Committee.

      Executive officers serve at the pleasure of the Board of Directors. Directors are elected at the Annual Meeting of Stockholders to serve for one year and until their respective successors are duly elected and qualified.


Business Experience Of Directors And Executive Officers

      S. Robert Davis was elected a director and Chairman of the Board in March, 1990, and Assistant Secretary in May, 1992. Prior to his election to the Board of Directors, he served as Assistant to the President from January, 1988, to March, 1990, on a part-time basis. Additionally, during the past five years, Mr. Davis has operated several personal business enterprises.

      Richard A. Stimmel joined the Company as its Secretary and a director in 1981. In September, 1983, he was elected Chairman of the Board and he served in that capacity through March, 1990. In September, 1989, Mr. Stimmel was also elected Treasurer of the Company. In March, 1990, he resigned as Chairman of the Board, and in June, 1990, he was elected as President. In May, 1992, Mr. Stimmel was elected President of School Book Fairs, Inc., a subsidiary of the Company. Additionally, during the past five years, Mr. Stimmel has operated several personal business enterprises.

      Charles R. Davis became a director of the Company in December, 1983. He was elected as Vice President of the Company in April, 1986 and served as Secretary and Assistant Treasurer of the Company from January, 1984 until April, 1986. In September, 1989, Mr. Davis was again elected Secretary of the Company and, in July, 1991, he was elected Executive Vice President of the Company. In September, 1992, Mr. Davis was elected President of Clyde A. Short Company, Inc., a subsidiary of the Company. Additionally, during the past five years, Mr. Davis has operated several personal business enterprises.

      Randall J. Asmo was elected Vice President in September, 1992. Prior to that time, he served as Assistant to the President from February, 1990 to September, 1992. Additionally, since October, 1987, Mr. Asmo has served as Vice President of Mid-States Development Corp., a privately-held real estate development and leasing company, as Vice President of American Home Building Corp., a privately-held real estate development company, and an officer of several other small business enterprises.

      Juan F. Sotos, M.D. was elected as a director on December 22, 1992. Dr. Sotos has been a Professor of Pediatrics at the Ohio State University College of Medicine since 1962 and also serves as Chief of Endocrinology and Metabolism at Children's Hospital in Columbus, Ohio.

      Robert J. Tierney was elected as a director on October 21, 1992. Dr. Tierney currently serves as the Chairperson of the Ohio State University Department of Education Theory and Practice. Dr. Tierney is also active in education research and has served as a Professor at Ohio State University since 1984.

                                THE BOARD OF DIRECTORS

      The Company's Bylaws provide that the number of Directors which shall constitute the whole Board of Directors shall be as from time to time determined by resolution of the Board of Directors, but the number shall not be less than three. The Board of Directors currently consists of five members. The Board of Directors held four meetings during the fiscal year ended December 31, 1994.

      There are no material proceedings to which any Director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or any associate of any such Director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Committees of the Board of Directors

       Audit Committee. The Audit Committee is responsible for making recommendations to the Board of Directors concerning the selection and engagement of the Company's independent certified public accountants and reviews the scope of the annual audit, audit fees, and results of the audit. The Audit Committee also reviews and discusses with management and the Board of Directors such matters as accounting policies and internal accounting controls, and procedures for preparation of financial statements. Dr. Sotos, and Messrs. Tierney and S. Robert Davis are members of such Committee. The Committee met one time during the fiscal year ended December 31, 1994.

      Executive Compensation Committee. The Executive Compensation Committee approves the compensation for executive employees of the Company. Dr. Sotos, and Messrs. Tierney and Stimmel are members of such Committee. The Committee met one time during the fiscal year ended December 31, 1994.

      The Company has no nominating committee or any committee performing a similar function.

                      SECTION 16(a) REPORTING DELINQUENCIES

      Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the fiscal year ended December 31, 1994, Form 5 and amendments thereto furnished to the Company with respect to the fiscal year ended December 31, 1994 and written representations received by the Company, no person who, at any time during the fiscal year ended December 31, 1994 was a director, officer or beneficial owner of more than 10% of the common stock failed to file on a timely basis reports required by section 16(a) of the Exchange Act during the most recent fiscal year or prior fiscal years except to the extent reported in Proxy Statements for prior fiscal years, except for Robert J. Tierney, who failed to file one Form 4 on a timely basis with respect to one transaction.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Director Compensation

     Each director who is not an officer of the Company receives a fee of $1,100 for attendance at each Board meeting, a fee of $550 for attendance at each telephonic Board meeting, and a fee of $500 for attendance at each meeting of a Board committee of which he is a member. Directors who are also officers of the Company receive no additional compensation for their services as directors. Mr. Davis' compensation as Chairman of the Board is set forth under "Executive Compensation" below.

Executive Compensation

     The following table shows, for the fiscal years ended December 31, 1994 and 1993 and the 10 months ended December 31, 1992, the cash compensation paid by the Company and its subsidiaries, as well as certain other compensation paid or accrued for those years, to the Company's President and each of its four other most highly compensated executive officers who served as such at the end of the last fiscal year (the "Named Executive Officers") in the principal capacity in which they served:

                      Summary Compensation Table

                                                                                   Long-term
                                      Annual Compensation                         Compensation
                              --------------------------------                 ------------------
                                                                                 Number of Shares
          Name and                                               Other Annual   Underlying Options       All Other
     Principal Position          Year         Salary     Bonus   Compensation       Awarded(1)          Compensation
- ---------------------------    --------      --------    ------  ------------  -------------------      ------------
S. Robert Davis,               12/31/94      $185,000    $    0  $          0                    0      $          0
Chairman                       12/31/93       185,000         0             0                    0                 0
                               12/31/92       142,762         0             0               43,750                 0

Richard A. Stimmel,            12/31/94       160,000         0             0                    0                 0
President                      12/31/93       160,000         0             0                    0                 0
                               12/31/92       121,539         0             0               43,750                 0

Charles R. Davis,              12/31/94       153,024         0             0                    0                 0
Executive Vice President       12/31/93       140,000         0             0                    0                 0
                               12/31/92       108,846         0             0               43,750                 0

John Sontheimer,               12/31/94       150,000         0         2,271(3)                  0                0
Senior Vice President(2)       12/31/93       150,000         0         4,990(3)             12,000                0
                               12/31/92        93,750         0         2,557(3)            125,000                0

Richard B. Erven,              12/31/94       166,378         0         5,787(5)                  0                0
Managing Director of           12/31/93       136,963    22,575         4,810(5)             36,250                0
School Book Fairs, Ltd.(4)     12/31/92        96,739    26,550         4,715(5)                  0                0
__________________________

(1)Represents solely stock options. No stock appreciation rights (SARs) have been granted. Stock options granted to the Named Executive Officers, by their terms, automatically adjust to reflect certain changes in the outstanding shares of Common Stock, including stock dividends. Stock options previously granted to Named Executive Officers, by their terms, automatically adjust to reflect changes in the outstanding shares of Common Stock of the Company, including stock dividends.
(2)Mr. Sontheimer did not render services to the Company prior to May 20, 1992. The compensation payments for 1992 to Mr. Sontheimer reflect the period from May 20, 1992, through December 31, 1992. Mr. Sontheimer is no longer employed by the Company.
(3)Represents, for the years ended December 31, 1994, and 1993, contributions to Mr. Sontheimer's 401(k) retirement plan in the amount of $2,082, $4,510 and $2,250, respectively, and life insurance premiums paid for the benefit of Mr. Sontheimer in the amounts of $189, $480 and $307, respectively. Two hundred thousand dollars in term life insurance is provided to Mr. Sontheimer as part of the health insurance plan provided to employees of
   School   Book  Fairs,  Inc.,  a  wholly  owned  subsidiary  of  the  Company, generally.
(4)Mr. Erven did not render services to the Company prior to May 20, 1992, the date upon which the Company acquired School Book Fairs, Inc. The amounts shown for Mr. Erven represent the estimated U.S. dollar equivalent of salary and bonus paid or accrued in Pounds Sterling per U.S. Dollar, based upon a weighted average of $1.542, $1.505 and $1.77 for each Pound Sterling for the years ended December 31, 1994 and 1993, and the ten months ended December 31, 1992, respectively. Conversion fluctuations during the period from May, 1992, through December 31, 1994, ranged from 1.839 to 1.478 Pounds Sterling per U.S. Dollar. The bonus amount paid to Mr. Erven represents a bonus arrangement established for Mr. Erven prior to the Company's acquisition of School Book Fairs, but paid subsequent to such acquisition. Mr. Erven is no longer employed by the Company.
(5)Represents the estimated U.S. Dollar equivalent (based upon a weighted average of $1.542, $1.505 and $1.77 for each Pound Sterling for the years ended December 31, 1994 and 1993, and the ten months ended December 31, 1992, respectively) of contribution to an annuity insurance retirement product purchased for the benefit of Mr. Erven prior to the Company's acquisition of School Book Fairs, Inc., the cost of a Company-provided health club membership and the estimated value of the personal use of a Company-provided automobile.

Stock Options

   No stock options were granted in the fiscal year ended December 31, 1994.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Value

      None  of  the Named Executive Officers exercised options during  the  year
ended  December  31,  1994.   The following table sets  forth  information  with
respect to unexercised options held by such officers as of the end of the year:

                          Fiscal Year End Option Values

                                                                Value of Unexercised
                Number of Shares Underlying Unexercised             In-the Money
                       Options at Fiscal Year End          Options at Fiscal Year End (1)
                       --------------------------          ------------------------------
Name                    Exercisable     Unexercisable       Exercisable     Unexercisable
- --------------------    -----------     -------------       -----------     -------------
Richard A. Stimmel          733,307            --           $2,595,444            --
S. Robert Davis             577,057            --            1,995,757            --
Charles R. Davis            581,168            --            2,032,258            --
John C. Sontheimer(2)       127,400         9,600              106,250            $0
Richard B. Erven(2)          32,250         4,000                    0            $0
____________________

(1)The value of unexercised in-the-money options at year end represents the difference between the fair market value of the shares of Common Stock of the Company underlying the options on December 31, 1994, and the exercise price of the options.
(2)Messrs. Sontheimer and Erven are no longer employed by the Company.

Employment Agreements

      None of the Named Executive Officers have employment agreements with the Company.

Stock Option Plans

      In November, 1993, the Company adopted the 1993 Stock Option Plan, which provides for the issuance by the Company, at the discretion of a committee of the Company's Board of Directors currently consisting of Messrs. Stimmel, Sotos, and Tierney, of up to 187,500 Common Stock to key employees of the Company. It is intended that options issued under the 1993 Stock Option Plan qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended. Options to purchase a total of 110,400 shares of Common Stock issued under the 1993 Stock Option Plan are outstanding.

      From  time  to  time  for more than 10 years, the Company  has  issued  to employees, including officers, options to purchase Common Stock under an informal, non-qualified plan. In some cases, such options were issued in lieu of cash compensation. Options of this type held by employees to purchase 1,974,157 shares of Common Stock are outstanding at exercise prices ranging from $.80 to $11.00 per share which were (adjusted for previous stock dividends) equal to the mean between the bid and ask price of the Common Stock on the date the options were granted.

Compensation Committee Interlocks and Insider Participation

      Mr. Stimmel and Drs. Sotos and Tierney, directors of the Company, serve as the Executive Compensation Committee. Mr. Stimmel was an officer and employee of the Company during the fiscal year ended December 31, 1994. Neither Dr. Tierney nor Dr. Sotos serve or have served as an employee of the Company or any of its subsidiaries. None of such persons serve on the board of directors of any other public company.

Executive Compensation Committee's Report on Executive Compensation

      The Executive Compensation Committee (the "Committee") has designed its executive compensation policies to provide incentives to its executives to focus on both current and long-term Company goals, with an overriding emphasis on the ultimate objective of enhancing stockholder value. The Committee has followed an executive compensation program, comprised of cash and equity-based incentives, which recognizes individual achievement and encourages executive loyalty and initiative. The Committee considers equity ownership to be an important factor in providing executives with a closer orientation to the Company and its stockholders. Accordingly, although no options were granted during 1994, the Committee encourages equity ownership by its executives through the grant of options to purchase Common Stock. Similarly, the Committee believes the Company's Employee Stock Purchase Plan encourages employees to build a meaningful stake in the Company, further aligning their interests with those of the stockholders.

     The Committee believes that providing attractive compensation opportunities is necessary to assist the Company in attracting and retaining competent and experienced executives. Base salaries for the Company's executives, and the executives employed by the Company's subsidiaries, have historically been established on a case-by-case basis by the Board of Directors, based upon current market practices and the executive's level of responsibility, prior experience, breadth of knowledge, and salary requirements. Since its appointment in March, 1993, the Committee has carried forward those policies. The base salaries of executive officers have historically been reviewed annually by the Board of Directors and are now reviewed annually by the Committee.
Adjustments to such base salaries have been made considering: (a) historical compensation levels; (b) the overall competitive environment for executives; and
(c) the level of compensation necessary to attract and retain executive talent. Stock options have historically been awarded upon hiring, promotion, or based upon merit considerations. As the value of a stock option is directly related to the market price of the Company's Common Stock, the Board of Directors believes the grant of stock options to executives encourages executives to take a view toward the long-term performance of the Company. Other benefits offered to executives are generally the same as those offered to the Company's other employees.

      The Committee utilizes the same policies and considerations enumerated above with respect to compensation decisions regarding the Company's President (its chief executive officer), Richard A. Stimmel. Mr. Stimmel's 1994 base salary was determined primarily by reference to his historical compensation, his level of responsibility, his historical performance, and the Company's desire to retain his continued service. The Committee believes its compensation policies with respect to its President promote the interests of the Company and its Stockholders through current motivation of the President coupled with an emphasis on the Company's long-term success.

      The  foregoing was approved by the members of the Committee:   Richard  A.
Stimmel, Juan F. Sotos, M.D., and Robert J. Tierney.


               [THE BALANCE OF THIS PAGE INTENTIONALLY LEFT BLANK]

                                Performance Graph

      The following line graph compares the yearly change in the Company's total return to its Stockholders as compared to total return of the Center for Research in Securities Prices Total Return Index for the NASDAQ Stock Market (U.S.) and the Standard & Poors Publishing Group, assuming a common starting point of 100 for the five-year period from December 31, 1989, to December 31, 1994. Total stockholder return for the Company, as well as for the Indexes, was determined by adding (a) the cumulative amount of dividends for a given year (assuming dividend reinvestment), and (b) the difference between the share price at the beginning and at the end of the year, the sum of which is then divided by the share price at the beginning of such year.



COMPARISON OF FIVE YEAR CUMULATIVE RETURN AMONG PAGES INC., NASDAQ NMS COMP. AND
S&P PUBLISHING INDEX


Measurement Period
(Fiscal Year Covered)          Pages Inc.    Nasdaq Index   S&P Publishing Index
- ---------------------          ----------    ------------   --------------------
Measurement Pt-12/31/89        $100.000      $100.000       $100.000


Year ending 12/31/90           $169.643      $ 82.925       $ 84.419
Year ending 12/31/91           $250.000      $130.405       $103.951
Year ending 12/31/92           $553.571      $150.899       $121.393
Year ending 12/31/93           $959.821      $172.512       $154.123
Year ending 12/31/94           $401.786      $168.310       $148.487


Adjusted to give effect to five-for-one stock dividends in each of April, 1990 and October, 1993

           ELECTION OF FIVE DIRECTORS TO SERVE FOR ONE YEAR AND UNTIL
            THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND SHALL QUALIFY

      The Board of Directors has concluded that the re-election of S. Robert Davis, Richard A. Stimmel, Charles R. Davis, Juan F. Sotos, M.D. and Robert J. Tierney as Directors is in the best interests of the Company and recommends their election. Biographical information concerning Messrs. S. Robert Davis, Stimmel, Charles R. Davis, Tierney and Dr. Sotos can be found under "Directors and Executive Officers."

      Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted for the election of the nominees listed herein. Although the Board of Directors of the Company does not contemplate that any of such nominees will be unable to serve, if such a situation exists prior to the Annual Meeting, the persons named in the enclosed proxy will vote for the election of such other persons as may be nominated by the Board of Directors.

      The Board of Directors unanimously recommends a vote FOR the election of the nominees listed above.


                         INDEPENDENT PUBLIC ACCOUNTANTS

      The accounting firm of Deloitte & Touche LLP, Tampa, Florida, was the Company's principal auditor and accountant for the year ended December 31, 1994.

      On October 28, 1994, PAGES, INC. ("the Registrant") dismissed both Hausser + Taylor as its principal independent accountants and Arthur Andersen as its independent auditor of the U.K. subsidiary School Book Fairs Limited.

      The reports of Hausser + Taylor on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The report dated March 25, 1994 of Hausser + Taylor on the 1993 and 1992 financial statements expressed an unqualified opinion with reliance on the audit report of Arthur Andersen regarding their audits of the combined financial statements of School Book Fairs Limited. The reports of Arthur Andersen on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

      The Registrant's Audit Committee participated in and approved the decision to change independent accountants.

      In connection with its audits for the fiscal years 1992 and 1993 and through October 28, 1994, there have been no disagreements with Hausser + Taylor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Hausser + Taylor would have caused them to make reference thereto in their report on the financial statements for such years.

      In connection with its audits for fiscal years 1992 and 1993 and through October 28, 1994, there have been no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Arthur Andersen would have caused them to make reference thereto in their report on the financial statements for such years.

      Management expects that a representative of Deloitte & Touche LLP will be present at the Annual Meeting of Stockholders. The Deloitte & Touche representative will be afforded an opportunity to make a statement at the meeting if desired and is expected to be available to respond to appropriate questions.


                                  ANNUAL REPORT

      The 1994 Annual Report, which includes financial statements was mailed to each stockholder receiving this Proxy Statement.

     The Company will provide, without charge, to any person receiving a copy of this Proxy Statement, upon written or oral request of such person, by first class a copy of the Company's Annual Report on Form 10-K for the year 1994, including the financial statements and the financial statement schedules thereto. Such requests should be addressed to Richard A. Stimmel, President, Pages, Inc., 801 94th Avenue North, St. Petersburg, Florida 33702.


                              OTHER PROPOSED ACTION

      The Board of Directors does not intend to bring any other matters before the meeting nor does the Board of Directors know of any matters which other persons intend to bring before the meeting. If, however, other matters not mentioned in this Proxy Statement properly come before the meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the Board of Directors.


                      STOCKHOLDER PROPOSALS AND SUBMISSION

      If any Stockholder wishes to present a proposal for inclusion in the proxy materials to be solicited by the Company's Board of Directors with respect to the next Annual Meeting of Stockholders, such proposal shall be presented to the Company's management prior to March 20, 1996.

      WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE TO
WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. YOUR VOTE IS IMPORTANT. IF YOU ARE A STOCKHOLDER OF RECORD AND ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE VOTE.

                                   By Order of the Board of Directors


Dated:  July 19, 1995              Charles R. Davis, Secretary

                                   PAGES, INC.
                              801 94th Avenue North
                          St. Petersburg, Florida 33702

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD August 31, 1995
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints S. Robert Davis, Richard A. Stimmel and Charles R. Davis, and each of them, proxies, with full power of substitution in each of them, in the name, place, and stead of the undersigned, to vote at the Annual Meeting of Stockholders of PAGES, INC. on August 31, 1995, at 10:00 A.M., Eastern Standard Time, or at any adjournment thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

1.   Election of Directors:

     For all nominees listed below                Withhold Authority to vote for
     (except as marked to the contrary below)          all nominees listed below

             S. Robert Davis, Richard A. Stimmel, Charles R. Davis,
                   Juan F. Sotos, M. D., and Robert J. Tierney
          (Instruction: To withhold authority to vote for any nominee, write that nominee's name in the space below.
                     Do not mark "Withhold Authority" above
       unless you intend to withhold authority to vote for all nominees.)
_________________________________________________________________________

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

This proxy will be voted in accordance with the instructions given above. If no instructions are given, this proxy will be voted FOR the election of directors as set forth in the Proxy Statement.

Dated: ____________, 1995               ______________________________________
                              Signature

                              ______________________________________
                                    Signature if held jointly

                                  PAGES, INC.
                              801 94th Avenue North
                          St. Petersburg, Florida 33702

                    NOTICE OF ANNUAL MEETING OF STOCKEHOLDERS
                          to be Held on August 31, 1995

To the Stockholders of PAGES, INC.:

      Notice is hereby given that the Annual Meeting of Stockholders of Pages, Inc. (the "Company") will be held at 801 94th Avenue North, St. Petersburg, Florida on August 31, 1995 at 10:00 A.M., Eastern Standard Time, to consider and take action on the following matters:

      1. To elect five Directors to serve on the Board of Directors of the Company for one year and until their successors are duly elected and shall qualify.

     2. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

      Stockholders of record at the close of business on July 6, 1995 are entitled to notice of and to vote at the meeting or any adjournment thereof. A list of stockholders entitled to notice of and to vote at the meeting may be examined at the executive offices of Pages, Inc. at 801 94th Avenue North, St. Petersburg, Florida 33702.

                                   By Order of the Board of Directors



                                   Charles R. Davis, Secretary

Dated:  July 19, 1995

                        [TO BE TYPED ON PAGES LETTERHEAD]


                                  July 6, 1995



Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders of Pages, Inc. on August 31, 1995. The meeting will begin at 10:00 A.M. at 801 94th Avenue North, St. Petersburg, Florida.

     Information regarding the matters to be voted upon at the Annual Meeting is contained in the attached Proxy Statement. We urge you to read the Proxy Statement carefully. The Proxy Statement is being mailed to all stockholders on or about July 6, 1995.

      Because it is important that your shares be voted at the Annual Meeting, whether or not you plan to attend in person, we urge you to complete, date and sign the enclosed proxy card and return it as promptly as possible in the accompanying envelope. If you do attend the meeting and wish to vote your shares in person, even after returning your proxy, you still may do so.

      We look forward to seeing you in St. Petersburg, Florida on August 31, 1995.

                                   Very truly yours,

                                   s/Richard A. Stimmel

                                   Richard A. Stimmel, President

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [x]
Filed by a Party other than Registrant[  ]
Check the appropriate box:
[  ] Preliminary Proxy Statement
[   ]Confidential,  for Use of the Commission Only (as permitted  by  Rule  14a-
6(e)(2))
[x] Definitive Proxy Statement
[  ]Definitive Additional Materials
[  ]Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-6(e)(2))
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                (Name of Registrant as Specified In Its Charter)
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     (Name of Person(s) Filing Proxy Statement as Specified In Its Charter) Payment of Filing fee (Check the appropriate box):
[x]   $125  per  Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)  or
Item 22(a)(2) of Schedule 14A.
[   ]  $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
6(i)(3).
[  ]  Fee computed on table below per Exchange Act Rules 14a(6)(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

 .  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     (2) Aggregate number of securities to which transaction applies:

 .  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

 .  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     (4) Proposed maximum aggregate value of transaction:

 .  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     (5)  Total fee paid:

 .  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

[  ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

 .  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     (2)  Form, Schedule or Registration Statement No.:

 .  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     (3)  Filing Party:

 .  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     (4)  Date Filed:

 .  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .